                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549

                           _________________________


                                   FORM 8-K

                                CURRENT REPORT
                    Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


     Date of Report (Date of earliest event reported): SEPTEMBER 22, 1994


                       GREEN TREE FINANCIAL CORPORATION
                       --------------------------------
            (Exact name of registrant as specified in its charter)



        MINNESOTA                     0-11652               41-1263905
- - ------------------------------------------------------------------------------
(State or other jurisdiction        (Commission           (IRS employer
     of incorporation)              file number)       identification no.)



1100 LANDMARK TOWERS, 345 ST. PETER STREET, SAINT PAUL, MINNESOTA  55102-1639
- - ------------------------------------------------------------------------------
                   (Address of principal executive offices)


      Registrant's telephone number, including area code: (612) 293-3400
                                                          --------------


                                NOT APPLICABLE
- - ------------------------------------------------------------------------------
        (Former name or former address, if changed since last report)




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     ITEM 1.  CHANGES IN CONTROL OF REGISTRANT.
              ---------------------------------

              Not applicable.

     ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS.
              -------------------------------------

              Not applicable.

     ITEM 3.  BANKRUPTCY OR RECEIVERSHIP.
              ---------------------------

              Not applicable.

     ITEM 4.  CHANGES IN REGISTRANT'S CERTIFYING ACCOUNTANT.
              ----------------------------------------------

              Not applicable.

     ITEM 5.  OTHER EVENTS.
              -------------

              Not applicable.

     ITEM 6.  RESIGNATIONS OF REGISTRANT'S DIRECTORS.
              ---------------------------------------

              Not applicable.

     ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS.
              ----------------------------------

              (a)  Financial statements of businesses acquired.

                   Not applicable.

              (b)  Pro forma financial information.

                   Not applicable.

                                       2


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           (c)  Exhibits.

                The following is filed herewith. The exhibit numbers correspond with Item 601(b) of Regulation S-K.


                Exhibit No.    Description
                -----------    -----------

                    99 External Computational and Descriptive Information distributed in connection with Certificates for Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates,
                               Series 1994-6, issued by Green Tree Financial Corporation, as Seller and Servicer.

                               [Filed in paper form on September 26, 1994 under cover of Form SE]

    Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                 GREEN TREE FINANCIAL CORPORATION



                                 By:   /s/John W. Brink
                                    ------------------------------------
                                     John W. Brink
                                     Executive Vice President, Treasurer
                                       and Chief Financial Officer

                                       3

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                               INDEX TO EXHIBITS


     Exhibit Number                                                      Page
     --------------                                                      ----

          99         External Computational and Descriptive                5
                     Information distributed in connection with
                     Certificates for Manufactured Housing Contract Senior/Subordinate Pass-Through Certificates,
                     Series 1994-6, issued by Green Tree Financial Corporation, as Seller and Servicer.

                     [Filed in paper form on September 26, 1994 under cover of Form SE]

                                       4